UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 14, 2004

                               COMDIAL CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-9023                  94-2443673
         --------                        ------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

106 Cattlemen Road
 Sarasota, Florida                                                  34232
 -----------------                                                  -----
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (941) 554-5000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On October 14, 2004, Comdial Corporation (the "Company") issued a press release indicating that the Company was notified by NASDAQ that its common stock will continue to be quoted on the OTC Bulletin Board. Comdial previously received notification from Nasdaq that the Company's common stock would be removed because the Company had not yet filed its 10-Q for the quarter ended June 30, 2004, pursuant to the requirements of NASD Rules 6530 and 6540. On October 14, 2004, Comdial did file its 10-Q, thus becoming compliant again with Rules 6530 and 6540. A copy of the press release is furnished herewith as
Exhibit 99.1.

      The information being furnished in this Item 8.01 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

99.1        Press Release issued by Comdial Corporation on October 14, 2004.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMDIAL CORPORATION

                                                 By: /s/  Kenneth M. Clinebell
                                                     ---------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated: October 14, 2004


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

EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release issued by Comdial Corporation on October 14,
                  2004.


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